ORION ATLANTIC EUROPE, INC.

                                     BYLAWS






                                     Adopted

                                      as of

                                    August 24, 1995


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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.
      OFFICES..................................................................1
      1.1.     Registered Office...............................................1
      1.2.     Other Offices...................................................1
2.    MEETINGS OF STOCKHOLDERS.................................................1
      2.1.     Place of Meetings...............................................1
      2.2.     Annual Meetings.................................................1
      2.3.     Special Meetings................................................1
      2.4.     Notice of Meetings..............................................2
      2.5.     Waivers of Notice...............................................2
      2.6.     Business at Special Meetings....................................2
      2.7.     List of Stockholders............................................2
      2.8.     Quorum at Meetings..............................................3
      2.9.     Voting and Proxies..............................................3
      2.10.    Required Vote...................................................3
      2.11.    Action Without a Meeting........................................4
3.
      DIRECTORS................................................................4
      3.1.     Powers..........................................................4
      3.2.     Number and Election.............................................4
      3.3.     Nomination of Directors.........................................4
      3.4.     Vacancies.......................................................5
      3.5.     Meetings........................................................5
               3.5.1.  Regular Meetings........................................5
               3.5.2.  Special Meetings........................................5
               3.5.3.  Telephone Meetings......................................6
               3.5.4.  Action Without Meeting..................................6
               3.5.5.  Waiver of Notice of Meeting.............................6
      3.6.     Quorum and Vote at Meetings.....................................6
      3.7.     Committees of Directors.........................................6
      3.8.     Compensation of Directors.......................................7
4.
      OFFICERS.................................................................7
      4.1.     Positions.......................................................7
      4.2.     President.......................................................7
      4.3.     Vice President..................................................8
      4.4.     Secretary.......................................................8
      4.5.     Assistant Secretary.............................................8
      4.6.     Treasurer.......................................................8
      4.7.     Assistant Treasurer.............................................8
      4.8.     Term of Office..................................................8
      4.9.     Compensation....................................................9
      4.10.    Fidelity Bonds..................................................9

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5.    CAPITAL STOCK............................................................9
      5.1.     Certificates of Stock; Uncertificated Shares....................9
      5.2.     Lost Certificates...............................................9
      5.3.     Record Date....................................................10
               5.3.1.  Actions by Stockholders................................10
               5.3.2.  Payments ..............................................10
      5.4.     Stockholders of Record.........................................11
6.    INSURANCE...............................................................11
7.    GENERAL PROVISIONS......................................................11
      7.1.     Inspection of Books and Records................................11
      7.2.     Dividends......................................................12
      7.3.     Reserves.......................................................12
      7.4.     Execution of Instruments.......................................12
      7.5.     Fiscal Year....................................................12
      7.6.     Seal...........................................................12
8.
      AMENDMENT...............................................................12

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'

                                     BYLAWS

                                       OF

                           ORION ATLANTIC EUROPE, INC.



1.   OFFICES


         1.1.     Registered Office

                  The initial registered office of the Corporation shall be in Wilmington, Delaware, and the initial registered agent in charge thereof shall be Corporation Service Company.

         1.2.     Other Offices

                  The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

2.   MEETINGS OF STOCKHOLDERS


         2.1.     Place of Meetings

                  All meetings of the stockholders shall be held at such place as may be fixed from time to time by the Board of Directors.

         2.2.     Annual Meetings

                  The Corporation shall hold annual meetings of stockholders, commencing with the year 1996, on the first Thursday of May, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 2:00 p.m., or at such other date and time as shall be designated from time to time by the Board of Directors, and stated in the notice of the meeting or in a duly executed waiver thereof, at which stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         2.3.     Special Meetings

                  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Board of Directors or the President, and shall be called by the President or Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of

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the Corporation  issued and outstanding and entitled to vote. Such request shall include a statement of the purpose or purposes of the proposed meeting.

         2.4.     Notice of Meetings

                  Written notice of any meeting of stockholders, stating the place, date and hour of the meeting, and (if it is a special meeting) the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting (except to the extent that such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware, as amended (the "Delaware General Corporation Law") or these Bylaws). Such notice shall be given in accordance with, and shall be deemed effective as set forth in, Section 222 (or any successor section) of the Delaware General Corporation Law.

         2.5.     Waivers of Notice

                  Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing and delivered to the Corporation, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice (1) of such meeting, except when the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (2) (if it is a special meeting) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter at the beginning of the meeting.

         2.6.     Business at Special Meetings

                  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice (except to the extent that such notice is waived or is not required as provided in the Delaware General Corporation Law or these Bylaws).

         2.7.     List of Stockholders

                  After the record date for a meeting of stockholders has been fixed, at least ten days before such meeting, the officer who has charge of the stock ledger of the Corporation shall make a list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place in the city where the meeting is to be held, which place is to be specified in the notice of the meeting, or at the place where the meeting is to be held. Such list shall also, for the duration of the meeting, be produced and kept

                                      -2-
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open to the  examination of any stockholder who is present at the time and place of the meeting. Such list shall be the only evidence as to who are the stockholders entitled to examine the list, the list required by this section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         2.8.     Quorum at Meetings

                  Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by statute or by the Certificate of Incorporation, the holders of a majority of the stock issued and outstanding and entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Once a share is represented for any purpose at a meeting (other than solely to object (1) to holding the meeting or transacting business at the meeting, or (2) (if it is a special meeting) to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time. At the adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         2.9.     Voting and Proxies

                  Unless otherwise provided in the Delaware General Corporation Law or in the Certificate of Incorporation, and subject to the other provisions of these Bylaws, each stockholder shall be entitled to one vote on each matter, in person or by proxy, for each share of the Corporation's capital stock that has voting power and that is held by such stockholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

         2.10.    Required Vote

                  If a quorum exists, action on a matter (other than the election of directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Certificate of Incorporation or the Delaware General Corporation Law requires a greater number of affirmative votes (in which case such different requirement shall apply). Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election (provided a quorum exists), and the election of directors need not be by written ballot.

         2.11.    Action Without a Meeting

                  Any action required or permitted to be taken at a stockholders' meeting may be taken without a meeting if the action is taken by persons who would be entitled to vote at a meeting and who hold shares having voting power to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all stockholders entitled to vote were present and voted. The action must be evidenced by one or more written consents describing the action taken, signed by the stockholders entitled to take action without a meeting, and delivered to the Corporation for inclusion in the minute book. No consent shall be effective to take the corporate action specified unless the number of consents required to take such action are delivered to the Corporation within sixty days of the delivery of the earliest-dated consent. All stockholders entitled to vote on the record date of such written consent who do not participate in taking the action shall be given written notice thereof in accordance with the Delaware General Corporation Law.

3.   DIRECTORS


         3.1.     Powers

                  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation, these Bylaws, or agreements among stockholders which are otherwise lawful.

         3.2.     Number and Election

                  The number of directors which shall constitute the whole board shall not be fewer than one nor more than ten. The first board shall consist of three directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the Board of Directors.

         3.3.     Nomination of Directors

                  The Board of Directors shall nominate candidates to stand for election as directors; and other candidates also may be nominated by any Corporation stockholder, provided such other nomination(s) are submitted in writing to the Secretary of the Corporation no later than 90 days prior to the meeting of stockholders at which such directors are to be elected, together with the identity of the nominor and the number of shares of the Corporation's stock owned, directly or indirectly, by the nominor. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.4. hereof, and each director elected

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shall hold office until such  director's  successor is elected and  qualified or until the director's earlier resignation or removal. Directors need not be stockholders.

         3.4.     Vacancies

                  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the stockholders or by a majority of the directors then in office, although fewer than a quorum, or by a sole remaining director. Each director so chosen shall hold office until the next election of directors, and until such director's successor is elected and qualified, or until the director's earlier resignation or removal. In the event that one or more directors resigns from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next election of directors, and until such director's successor is elected and qualified, or until the director's earlier resignation or removal. In the event that one or more directors resigns from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next annual election and until his successor is elected and qualified, or until his earlier resignation or removal.

         3.5.     Meetings

                  3.5.1.   Regular Meetings

                  Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

                  3.5.2.   Special Meetings

                  Special meetings of the Board may be called by the President on one day's notice to each director, either personally or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one day in advance of the meeting), telegram or facsimile transmission, and on five days' notice by mail (effective upon deposit of such notice in the mail). The notice need not describe the purpose of a special meeting.

                  3.5.3.   Telephone Meetings

                  Members of the Board of Directors may participate in a meeting of the board by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                  3.5.4.   Action Without Meeting

                  Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more written consents describing the action taken, signed by each director, and delivered to the Corporation for inclusion in the minute book.

                  3.5.5.   Waiver of Notice of Meeting

                  A director may waive any notice required by statute, the Certificate of Incorporation or these Bylaws before or after the date and time stated in the notice. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

         3.6.     Quorum and Vote at Meetings

                  At all meetings of the board, a quorum of the Board of Directors consists of a majority of the total number of directors prescribed pursuant to Section 3.2. of these Bylaws (or, if no number is prescribed, the number in office immediately before the meeting begins). The vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these bylaws.

         3.7.     Committees of Directors

                  The Board of Directors may by resolution create one or more committees and appoint members of the Board of Directors to serve on the committees at the pleasure of the Board of Directors. To the extent specified in a resolution adopted by the Board of Directors, each committee may exercise the full authority of the Board of Directors, except as limited by Section 141 (or any successor section) of the Delaware General Corporation Law. All provisions of the Delaware General Corporation Law and these Bylaws relating to meetings, action without meetings, notice (and waiver thereof), and quorum and voting requirements of the Board of Directors apply, as well, to such committees and their members.

         3.8.     Compensation of Directors

                  The Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be paid like compensation for attending committee meetings.

4.   OFFICERS


         4.1.     Positions

                  The officers of the Corporation shall be, a President, a Secretary and a Treasurer, and such other officers as the Board of Directors (or an officer authorized by the Board of Directors) from time to time may appoint, including one or more, Executive Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers. Each such officer shall exercise such powers and perform such duties as shall be set forth below and such other powers and duties as from time to time may be specified by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the duties of such other officers. Any number of offices may be held by the same person, except that in no event shall the President and the Secretary be the same person. Each of the, President, and/or any Vice President may execute bonds, mortgages and other documents under the seal of the Corporation, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         4.2.     President

                  The President shall be the chief operating officer of the Corporation and shall have full responsibility and authority for management of the day-to-day operations of the Corporation, subject to the authority of the Board of Directors. The President may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         4.3.     Vice President

                  In the absence of the President or in the event of the President's inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President.

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

         4.4.     Secretary

                  The Secretary shall have responsibility for preparation of minutes of meetings of the Board of Directors and of the stockholders and for authenticating records of the Corporation. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary or an Assistant Secretary may also attest all instruments signed by any other officer of the Corporation.

         4.5.     Assistant Secretary

                  The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary.

         4.6.     Treasurer

                  The Treasurer shall be the chief financial officer of the Corporation and shall have responsibility for the custody of the corporate funds and securities and shall see to it that full and accurate accounts of receipts and disbursements are kept in books belonging to the Corporation. The Treasurer shall render to, the President, and the Board of Directors, upon request, an account of all financial transactions and of the financial condition of the Corporation.

         4.7.     Assistant Treasurer

                  The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, perform the duties and exercise the powers of the Treasurer.

         4.8.     Term of Office

                  The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors.

         4.9.     Compensation

                  The compensation of officers of the Corporation shall be fixed by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the compensation of such other officers.

         4.10.    Fidelity Bonds

                  The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5.   CAPITAL STOCK


         5.1.     Certificates of Stock; Uncertificated Shares

                  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form) signed in the name of the Corporation by the President or any Vice President, and by the Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         5.2.     Lost Certificates

                  The Board of Directors, President or Secretary may direct a new certificate of stock to be issued in place of any certificate theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that the certificate of stock has been lost, stolen or destroyed. When authorizing such issuance of a new certificate, the board or any such officer may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as the board or such officer shall require and/or to give the Corporation a bond, in such sum as the board or such officer may direct, as indemnity against any claim that may be made against the Corporation on account of the certificate alleged to have been lost, stolen or destroyed or on account of the issuance of such new certificate or uncertificated shares.

         5.3.     Record Date

                  5.3.1.   Actions by Stockholders

                  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders (or to take any other action), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be less than ten nor more than sixty days before the meeting or action requiring a determination of stockholders.

                  In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

                  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date.

                  If no record date is fixed by the Board of Directors, the record date shall be at the close of business on the day next preceding the day on which notice is given, or if notice is not required or is waived, at the close of business on the day next preceding the day on which the meeting is held or such other action is taken, except that (if no record date is established by the Board of Directors) the record date for determining stockholders entitled to consent to corporate action without a meeting is the first date on which a stockholder delivers a signed written consent to the Corporation for inclusion in the minute book.

                  5.3.2.   Payments

                  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         5.4.     Stockholders of Record

                  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the Delaware General Corporation Law.

6.   INSURANCE

                  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) against liability asserted against or incurred by such person in such capacity or arising from such person's status as such (whether or not the Corporation would have the power to indemnify such person against the same liability).

7.   GENERAL PROVISIONS


         7.1.     Inspection of Books and Records

                  Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

         7.2.     Dividends

                  The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and the laws of the State of Delaware.

         7.3.     Reserves

                  The directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

         7.4.     Execution of Instruments

                  All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         7.5.     Fiscal Year

                  The  fiscal  year  of  the  Corporation   shall  be  fixed  by
resolution of the Board of Directors.

         7.6.     Seal

                  The corporate seal shall be in such form as the Board of Directors shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

8.       AMENDMENT

                  These bylaws may be altered, amended or repealed and new bylaws may be adopted by the Board of Directors.

                                   * * * * *


                  The foregoing Bylaws were adopted by the Board of Directors on Aug. 24, 1995.
-------
                                               /s/Richard H. Shay
                                               ---------------------------------
                                               Secretary